SUMMARY PROSPECTUS
April 30, 2015, as revised November 12, 2015
CALVERT UNCONSTRAINED BOND FUND
Class (Ticker):	I (CUBIX)

Link to Prospectus (Table of Contents)		Link to Statement of Additional Information (Table of Contents)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. The Fund's Prospectus and Statement of Additional Information (the "SAI"), both dated April 30, 2015, are incorporated by reference into this Summary Prospectus. You can find the Fund's Prospectus, the SAI, and other information about the Fund online at www.calvert.com/prospectus. You can also get this information at no cost by calling 1-800-368-2745 or by sending an e-mail request to Prospectusrequest@calvert.com, or by asking a financial professional who offers shares of the Fund.

INVESTMENT OBJECTIVE
The Fund seeks positive absolute returns over a full market cycle, regardless of market conditions.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	2.27%
Acquired fund fees and expenses	0.05%
Total annual fund operating expenses	2.77%
Less fee waiver and/or expense reimbursement[1]	(2.07%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.70%
1 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 0.65% through April 30, 2016. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Only the Board of Trustees of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$7,151	$66,228	$127,971	$294,784
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. Because the Fund has less than a full fiscal year of investment operations, no portfolio turnover rate is provided for the Fund at this time.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund seeks to achieve its investment objective through a flexible investment process that allocates investments across global fixed-income markets and uses various investment strategies. The Fund is not constrained by portfolio management relative to an index.
Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in bonds and/or instruments (including derivative instruments) that provide exposure to bonds. Bonds include debt securities of any maturity. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.
The Fund may invest, without limitation, in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default; the Fund, however, currently does not intend to invest more than 75% of its net assets in such securities. A debt security is below investment grade when assigned a credit quality rating below BBB- by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or an equivalent rating by another nationally recognized statistical rating organization (‘‘NRSRO”), or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.
Investments may include, but are not limited to the following: bonds issued by U.S. corporations, the U.S. government or its agencies, and U.S. government-sponsored entities (e.g., the Federal National Mortgage Association (“FNMA”) and the

SUMMARY PROSPECTUS APRIL 30, 2015 1

Federal Home Loan Mortgage Corporation (“FHLMC”)); debt or debt-related securities issued by foreign governments and corporations; trust preferred securities; taxable municipal securities; asset-backed securities (“ABS”), including commercial mortgage-backed securities; collateralized mortgage obligations (“CMOs”); convertible bonds; investment companies, such as bond exchange-traded funds and closed-end funds; repurchase agreements collateralized by debt securities; and leveraged loans.
Under normal circumstances, the average portfolio duration of the Fund will vary from negative three (-3) years to positive eight (8) years. Average portfolio duration will vary depending on the portfolio managers’ outlook on changing market, economic, and political conditions.
The Fund may invest up to 15% of its net assets in equity securities, including preferred and common stock. The Fund may also invest in foreign securities, and up to 50% of the Fund's net assets may be invested in securities and instruments that are tied to emerging market countries. The Fund may purchase securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers.
The Fund may invest in derivative instruments, such as options, futures contracts (including index futures contracts), currency forwards or swap agreements (including credit default swaps). The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity and/or gain exposure to certain instruments or markets (e.g., the corporate bond market) in a more efficient way. The Fund may also use a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk. In addition, the Fund may invest in "to-be-announced" securities, including when-issued, delayed delivery and forward commitment securities, and may engage in short sales up to 20% of its net assets.
The Fund employs an active trading strategy, seeking relative value to earn incremental income. The Fund’s investment process is enhanced by the Advisor’s integrated investment research, which seeks to add value by complementing traditional fundamental security analysis with the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues. The Fund seeks to apply ESG integration across sectors and holdings as part of its risk and opportunity assessment.
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.

Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single bond may have greater impact on the Fund than on a diversified fund.
Bond Market Risk. The market prices of bonds held by the Fund may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Leveraged loans are usually more credit sensitive than investment-grade securities.
Management Risk. The individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates

2 SUMMARY PROSPECTUS APRIL 30, 2015

rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Defaulted Bonds Risk. For bonds in default (rated “D” by Standard & Poor’s or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable quality. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of an NRSRO.
Corporate and Taxable Municipal Bond Risk. For corporate and taxable municipal bonds, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.
Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders of such securities to sell their holdings.
Asset-Backed Security Risk. The value of investments in asset-backed securities is subject to interest rate risk and credit risk. Asset-backed securities are also subject to prepayment risk and extension risk.
Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Investment in Other Investment Companies Risk. The Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when the Advisor believes share prices of other investment companies offer attractive values. As a shareholder of an investment company, the Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.
Convertible Securities Risk. The values of the convertible securities in which the Fund may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, and their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time that is unfavorable to the Fund.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Preferred Stock Risk. The market value of preferred stock generally decreases when interest rates rise and is affected by the issuer’s ability to make payments on the preferred stock.

SUMMARY PROSPECTUS APRIL 30, 2015 3

Repurchase Agreement Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase the security. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security may lose value before it can be sold.
Derivatives Risk. Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund.
To-Be-Announced (“TBA”) Securities Risk. In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Short Sale Risk. Positions in shorted securities are speculative and more risky than long positions. Such investments involve the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Short sale strategies are often categorized as a form of leveraging or speculative investment. The use of leverage may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.
Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.
ESG Strategy Risk. The ESG strategies used by an investment manager may fail to produce the intended result. In addition, information used to evaluate the ESG performance of issuers and industries may not be readily available, complete, or accurate, which could negatively impact both the investment manager's application of ESG standards and Fund performance.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that invest in a broader array of investments. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance, depending on whether such sectors or investments are in or out of favor in the market.
Performance
Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. ("Calvert" or the "Advisor")

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since September 2014
Matthew Duch	Vice President, Portfolio Manager	Since September 2014
Mauricio Agudelo*	Portfolio Manager	Since November 2015
Brian S. Ellis, CFA	Portfolio Manager	Since September 2014
* Portfolio management team member, effective November 16, 2015.
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.

4 SUMMARY PROSPECTUS APRIL 30, 2015

The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.

To Buy Shares
New Accounts (include application)	For wire instructions, call 800-327-2109

To Sell Shares
By Telephone	Call 800-368-2745
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Company Act file:
No. 811-03101 Calvert Management Series

Link to Prospectus (Table of Contents)	Link to Statement of Additional Information (Table of Contents)

SUMMARY PROSPECTUS APRIL 30, 2015 5